UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2003

UNUMPROVIDENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	01-11834	62-1598430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Fountain Square

Chattanooga, Tennessee 37402

(Address, including zip code, of principal executive office)

(423) 755-1011

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1	Press release of UnumProvident Corporation dated April 25, 2003 (announcing financial results)

99.2	Press release of UnumProvident Corporation dated April 25, 2003 (announcing other events)

Item 9. Regulation FD Disclosure.

The information included in this Item 9 is also intended to be included under “Item 12. Disclosure of Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216:

On April 25, 2003, UnumProvident Corporation issued a news release announcing its financial results for the first quarter ended March 31, 2003. This news release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Also on April 25, 2003, UnumProvident Corporation issued a news release announcing a series of actions to increase its financial strength and improve the predictability of its business. This news release is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included or incorporated in this report, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information and exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such a filing.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNUMPROVIDENT CORPORATION (Registrant)

By:	/s/ F. DEAN COPELAND
F. Dean Copeland Senior Executive Vice President, General Counsel and Chief Administrative Officer

Date: April 25, 2003

3

INDEX TO EXHIBITS

No.     Exhibit

99.1	Press release of UnumProvident Corporation, dated April 25, 2003 (announcing financial results)

99.2	Press release of UnumProvident Corporation, dated April 25, 2003 (announcing other events)

4